Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of BankFinancial Corporation (the "Company") on Form 10-Q for the period ending June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul A. Cloutier, Executive Vice President and Chief Financial Officer (Principal Financial Accounting Officer) of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/   Paul A. Cloutier
--------------------------------------------------------------
Paul A. Cloutier
Executive Vice President and Chief Financial
Officer (Principal Financial Accounting Officer)










A signed original of this written statement required by Section 906 has been provided to BankFinancial Corporation and will be retained by BankFinancial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.